                                                                    EXHIBIT 10.1

                          CONNECTIVE THERAPEUTICS, INC.


                         COMMON STOCK PURCHASE AGREEMENT


                                DECEMBER 4, 1996

                                TABLE OF CONTENTS

                                                                     Page
                                                                     ----
SECTION 1 - Sale of Common Stock.......................................1
      1.1 Sale of Common Stock.........................................1
      1.2 Closing Date.................................................1
      1.3 Delivery.....................................................1
      1.4 Legend.......................................................1
SECTION 2 - Representations and Warranties of the Company..............2
      2.1 Organization.................................................2
      2.2 Capitalization...............................................2
      2.3 Authorization................................................2
      2.4 No Conflict..................................................3
      2.5 Accuracy of Reports; Financial Statements....................3
      2.6 Changes......................................................3
      2.7 Registration Rights..........................................4
      2.8 Governmental Consents, etc...................................4
      2.9 Litigation...................................................4
      2.10 Disclosure..................................................4
      2.11 Solvency; No Default........................................4
SECTION 3 - Representations and Warranties of the Purchasers...........4
      3.1 Investment...................................................4
      3.2 Accredited Investor..........................................5
      3.3 Authority....................................................5
      3.4 Government Consents, etc.....................................5
      3.5 Investigation................................................5
SECTION 4 - Conditions to Obligations of the Purchasers................5
      4.1 Representations and Warranties Correct.......................5
      4.2 Covenants....................................................6
      4.3 No Order Pending.............................................6
      4.4 No Law Prohibiting or Restricting Such Sale..................6
      4.5 Compliance Certificate.......................................6
      4.6 Registration Rights Agreement................................6
      4.7 Minimum Purchase.............................................6
      4.8 Opinion of Company Counsel...................................6
SECTION 5 - Conditions to Obligations of the Company...................6
      5.1 Representations and Warranties Correct.......................6
      5.2 Performance..................................................6
      5.3 No Order Pending.............................................7
      5.4 No Law Prohibiting or Restricting Such Sale..................7

                                TABLE OF CONTENTS
                                  (Continued)
                                                                     Page
                                                                     ----
      5.5 Registration Rights Agreement................................7
      5.6 Minimum Purchase.............................................7
SECTION 6 - Miscellaneous..............................................7
      6.1 Governing Law................................................7
      6.2 Survival.....................................................7
      6.3 Successors and Assigns.......................................7
      6.4 Entire Agreement; Amendment..................................7
      6.5 Notices and Dates............................................7
      6.6 Brokers......................................................8
      6.7 Severability.................................................8
      6.8 Costs and Expenses...........................................8
      6.9 No Third Party Rights........................................8
      6.10 Publicity...................................................9
      6.11 Captions and Headings.......................................9
      6.12 Counterparts................................................9

Exhibits

  A.   Schedule of Purchasers
  B.   Registration Rights Agreement
  C.   Form of Compliance Certificate
  D.   Form of Opinion of Company Counsel

                          CONNECTIVE THERAPEUTICS, INC.

                         COMMON STOCK PURCHASE AGREEMENT


      This Common Stock Purchase Agreement (the "Agreement") is entered into as of this 4th day of December, 1996, by and between Connective Therapeutics, Inc., a Delaware corporation (the "Company"), and the investors listed on Exhibit A attached hereto (each a "Purchaser" and together the "Purchasers").


                                    SECTION 1

                              SALE OF COMMON STOCK

      1.1 SALE OF COMMON STOCK. Subject to the terms and conditions hereof, on the Closing Date, as defined below, the Company will issue and sell to each Purchaser, and each Purchaser will severally purchase from the Company, that number of whole shares (the "Shares") of Common Stock, $0.01 par value, of the Company (the "Common Stock") calculated by dividing the dollar amount set forth opposite such Purchaser's name on Exhibit A by the Purchase Price Per Share. The Purchase Price Per Share shall be $6.1714, which is the lower of (a) an amount equal to eighty-five percent (85%) of the average closing price for the Common Stock on the NASDAQ National Market System ("NMS") for the thirty (30) trading days ending on and including December 3, 1996 or (b) the low bid price for the Company's Common Stock on December 3, 1996.

      1.2 CLOSING DATE. The closing of the purchase and sale of the Shares (the "Closing") shall be held at the law offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California at 10:00 a.m. on December 4, 1996 or at such other time and place upon which the Company and the Purchasers shall mutually agree (the date of the Closing is hereinafter referred to as the "Closing Date").

      1.3 DELIVERY. At the Closing, the Company will deliver to each Purchaser a certificate or certificates representing the Shares purchased by such Purchaser, against payment of the purchase price therefor, by wire transfer or certified or cashier's check drawn on a United States bank.

      1.4 LEGEND. The certificate or certificates for the Shares shall be subject to a legend restricting transfer under the Securities Act of 1933, as amended (the "Securities Act") and referring to restrictions on transfer and rights of first refusal herein, such legend to be substantially as follows:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE

EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."


                                    SECTION 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      Except as otherwise set forth on the Schedule of Exceptions delivered to the Purchasers by the Company prior to the Closing Date, the Company hereby represents and warrants to the Purchasers as follows:

      2.1 ORGANIZATION. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a materially adverse effect on the Company.

      2.2 CAPITALIZATION. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $0.001 par value, of which at December 2, 1996, 7,435,519 shares were issued and outstanding, and 5,000,000 shares of Preferred Stock, $0.001 par value, none of which are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. In addition to the foregoing, the Company has reserved and outstanding the following warrants, options and convertible securities: (i) warrants for the purchase of 18,395 shares of Common Stock at an exercise price of $4.89 per share, which warrants expire February 6, 2001; (ii) warrants for the purchase of 22,727 shares of Common Stock at an exercise price of $11.00 per share which warrants expire December 7, 2000; (iii) warrants for the purchase of 73,071 shares of Common Stock at an exercise price of $5.78 which warrants expire December 21, 2002; (iv) 1,500,000 shares reserved for issuance pursuant to the Company's 1994 Stock Plan, of which, at October 31, 1996, options to purchase 142,097 shares had been exercised, options to purchase 1,039,932 shares were outstanding and 317,971 shares remained available for future grant; (v) 100,000 shares reserved for issuance pursuant to the Company's 1995 Employee Stock Purchase Plan, of which, at October 31, 1996, 3,966 shares had been issued; and (vi) 150,000 shares reserved for issuance under the Company's 1995 Directors' Stock Option Plan, of which, at October 31, 1996 , no options had been granted. Except as described in this Section 2.2, there are no other options, warrants, conversion privileges or other contractual rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities.

      2.3 AUTHORIZATION. The Company has all corporate rights, power and authority to enter into this Agreement and the Registration Rights Agreement in the form attached hereto as Exhibit B (the "Registration Rights Agreement") and to consummate the transaction contem-plated hereby and thereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company, and the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations hereunder and under the Registration Rights Agreement has been taken. This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to
Section 1.8 of the Registration Rights Agreement. Upon their issuance and delivery pursuant to this Agreement, the Shares will be validly issued, fully paid and nonassessable. Except as provided herein, the issuance and sale of the Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.

      2.4 NO CONFLICT. The execution and delivery of this Agreement and the Registration Rights Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation or By-laws of the Company or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, the effect of which would have a material adverse effect on the Company or materially impair or restrict its power to perform its obligations as contemplated hereby.

      2.5 ACCURACY OF REPORTS; FINANCIAL STATEMENTS. All reports required to be filed by the Company from February 1, 1996 (the date of the Company's initial public offering) through the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), copies of which have been furnished to each Purchaser (the "SEC Documents"), have been duly filed, were in substantial compliance with the requirements of their respective forms, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact nor omitted to state a material fact necessary in order to make the statements made therein in light of the circumstances in which made not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

      2.6 CHANGES. Since September 30, 1996 (the date of the most recent Financial Statements), there has not been any event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted).

      2.7 REGISTRATION RIGHTS. Except as set forth in the Registration Rights Agreement, and the Third Amended Investor Rights Agreement dated as of February 14, 1995, as amended through January 11, 1996 (the "Existing Rights Agreement"), the Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

      2.8 GOVERNMENTAL CONSENTS, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the Securities and Exchange Commission ("SEC"), the National Association of Securities Dealers, Inc. ("NASD") and in compliance with the securities and blue sky laws in the states in which Shares are offered and/or sold, which compliance will be effected in accordance with such laws.

      2.9 LITIGATION. There is no pending or, to the best of the Company's knowledge, threatened lawsuit, administrative proceeding, arbitration, labor dispute or governmental investigation ("Litigation") to which the Company is a party or by which any material portion of its assets, taken as a whole, may be bound and which Litigation, if adversely determined, would have a material adverse effect on the Company's assets, liabilities, financial condition or operations.

      2.10 DISCLOSURE. No representation or warranty of the Company contained in this Agreement or the exhibits attached hereto (when read together and taken as a whole), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein in light of the circumstances under which they were made not misleading.

      2.11 SOLVENCY; NO DEFAULT. As of this date the Company has sufficient funds and cash flow to pay its debts and other liabilities as they become due, and the Company is not in default with respect to any material debt or liability.


                                    SECTION 3

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

      Each Purchaser hereby represents and warrants to the Company as follows:

      3.1 INVESTMENT. Purchaser will acquire the Shares purchased from the Company pursuant to this Agreement for investment for its own account, not as a nominee or agent and not with a view to or for resale in connection with any distribution thereof. It understands that the Shares purchased by such Purchaser from the Company pursuant to this Agreement have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of such Purchaser's investment intent and the accuracy of such Purchaser's representations as expressed herein.

      3.2 ACCREDITED INVESTOR. Each Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"). Each Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Each Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares.

      3.3 AUTHORITY. This Agreement and the Registration Rights Agreement have been duly executed and delivered by each Purchaser and constitute legal, valid and binding obligations of the Purchasers, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to Section 1.8 of the Registration Rights Agreement. The execution and delivery of this Agreement and the Registration Rights Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in any violation of any obligation under any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchasers.

      3.4 GOVERNMENT CONSENTS, ETC. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Purchasers is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby.

      3.5 INVESTIGATION. Each Purchaser has had a reasonable opportunity to discuss the Company's business, management and financial affairs with the Company's management and such Purchaser has received satisfactory responses from management of the Company to such Purchaser's inquiries.


                                    SECTION 4

                   CONDITIONS TO OBLIGATIONS OF THE PURCHASERS

      The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing , of each of the following conditions, unless otherwise waived:

      4.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 2 shall be true and correct in all material respects on the Closing

Date with the same effect as though such representations and warranties had been made on and as of the Closing Date.

      4.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

      4.3 NO ORDER PENDING. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

      4.4 NO LAW PROHIBITING OR RESTRICTING SUCH SALE. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Shares (except as otherwise provided in this Agreement).

      4.5 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchasers a certificate in the form of Exhibit C hereto, executed on behalf of the Company by a duly authorized officer of the Company, dated the Closing Date, and certifying to the fulfillment of the conditions specified in Sections 4.1 and 4.2.

      4.6 REGISTRATION RIGHTS AGREEMENT. On or before the Closing, the parties shall have executed and delivered the Registration Rights Agreement in the form attached hereto as Exhibit B.

      4.7 MINIMUM PURCHASE. The Company shall have received executed signature pages to this Agreement for the purchase of not less than $6,000,000.

      4.8 OPINION OF COMPANY COUNSEL. The Purchasers shall have received from Venture Law Group, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit D.


                                    SECTION 5

                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

      The Obligations of the Company under this Agreement are subject to the fulfillment on or prior to the Closing of each of the following conditions, unless otherwise waived:

      5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Purchasers in Section 3 hereof shall be true and correct on and as of the Closing Date with the same effect though such representations and warranties had been made on and as of the Closing Date.

      5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

      5.3 NO ORDER PENDING. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

      5.4 NO LAW PROHIBITING OR RESTRICTING SUCH SALE. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale, or requiring any consent or approval of any person which shall not have been obtained to issue the Shares (except as otherwise provided in this Agreement).

      5.5 REGISTRATION RIGHTS AGREEMENT. On or before the Closing, the parties shall have executed and delivered the Registration Rights Agreement, in the form attached hereto as Exhibit B.

      5.6 MINIMUM PURCHASE. The Company shall have received executed signature pages to this Agreement for the purchase of not less than $6,000,000.


                                    SECTION 6

                                 MISCELLANEOUS.

      6.1 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

      6.2 SURVIVAL. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing, for a period of one (1) year following the Closing Date.

      6.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      6.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Registration Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against which enforcement of any such amendment, waiver, discharge or termination is sought.

      6.5 NOTICES AND DATES. Any notice or other communication given under this Agreement shall be sufficient if in writing and sent by overnight courier (with a confirmation by fax) to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other party hereto):

            (a)   if to the Company, to:

                  Connective Therapeutics, Inc.
                  3400 West Bayshore Road
                  Palo Alto, California  94303
                  Attention:  President

                  with a copy to:

                  Venture Law Group
                  2800 Sand Hill Road
                  Menlo Park, California  94025
                  Attention:  Joshua L. Green

            (b)   if to the Purchasers, to the addresses set forth on Exhibit A.

            All such notices and communications shall be effective when received by the addressee. In the event that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day.

      6.6   BROKERS.

            (a) The Company has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company hereby agrees to indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing to any party acting on behalf of the Company hereunder.

            (b) No Purchaser has engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each Purchaser hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any party acting on behalf of such Purchaser hereunder.

      6.7 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      6.8 COSTS AND EXPENSES. Each party hereto shall pay its own costs and expenses incurred in connection herewith, including the fees of its counsel, auditors and other representatives, whether or not the transactions contemplated herein are consummated.

      6.9 NO THIRD PARTY RIGHTS. Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

      6.10 PUBLICITY. The Purchasers and the Company shall not issue any public statement concerning the transactions contemplated by this Agreement without the other party's reasonable prior written consent; provided, however, that either party may disclose the transaction or the terms hereof or thereof from time to time without the other party's approval if (i) such approval has been requested and not received and such party concludes (after consulting with counsel) that it is required by law to disclose the transaction or the terms thereof or (ii) to the extent that similar disclosure has been previously approved pursuant to this Section 6.10.

      6.11 CAPTIONS AND HEADINGS. The captions and headings used herein are for convenience and ease of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      6.12 COUNTERPARTS. This Agreement may be executed in counterparts, and each such counterpart shall be deemed an original for all purposes.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date aforesaid.


                                    CONNECTIVE THERAPEUTICS, INC.


                                    By:_________________________________________

                                    Its:________________________________________


                                    PURCHASERS:

                                    INTEGRAL CAPITAL PARTNERS III, L.P.

                                    by Integral Capital Management III, L.P.
                                    its General Partner

                                    By:_________________________________________
                                                 its General Partner

                                    INTEGRAL CAPITAL PARTNERS
                                    INTERNATIONAL III, L.P.

                                    by Integral Capital Management III, L.P.
                                    its Investment General Partner

                                    By:_________________________________________
                                                 its General Partner

                                    NEW YORK LIFE INSURANCE COMPANY


                                    By:_________________________________________

                                    Its:________________________________________

                                    WPG LIFE SCIENCES FUND, L.P.

                                    by Weiss, Peck & Greer, L.L.C.
                                    its General Partner

                                    By:_________________________________________

                                    Its:________________________________________

                                    WPG INSTITUTIONAL LIFE SCIENCES
                                    FUND, L.P.

                                    by Weiss, Peck & Greer, L.L.C.
                                    its General Partner

                                    By:_________________________________________

                                    Its:________________________________________


                                    INVESTMENT COMPANY FOR FLANDERS


                                    By:_________________________________________

                                    Its:________________________________________

     [signature page to Connective Therapeutics, Inc. Common Stock Purchase
                                   Agreement]

                                    EXHIBIT A
                             SCHEDULE OF PURCHASERS

                                         No. of Shares
                                        of Common Stock        Purchase Price*
                                        ---------------        ---------------
Integral Capital Partners III, L.P.         261,820             $1,615,795.95
2750 Sand Hill Road
Menlo Park, California 94025
Attn:  John A. Powell

Integral Capital Partners International      62,255             $  384,200.51
III, L.P.
2750 Sand Hill Road
Menlo Park, California 94025
Attn:  John A. Powell

New York Life Insurance Company             324,075             $1,999,996.46
51 Madison Avenue
New York, NY  10010
Attn:  Dominique O. Semon
Venture Capital

WPG Life Sciences Fund, L.P.                121,528             $  749,997.90
One New York Plaza
New York, NY 10004-1950
Attn:  Elizabeth Greetham

WPG Institutional Life Sciences              40,509             $  249,997.24
  Fund, L.P.
One New York Plaza
New York, NY 10004-1950
Attn:  Elizabeth Greetham

GIMV                                        162,037             $  999,995.14
Karel Oornsstraat 37
2018 Antwerpen, Belgium
Attn:  Patrick Van Beneden
Senior Investment Manager
                                            -------             -------------
TOTAL                                       972,224             $5,999,983.20

------------------

* Purchase price rounded to nearest whole cent based upon price per share of $6.1714.

                                    EXHIBIT B
                          REGISTRATION RIGHTS AGREEMENT


                     PLEASE SEE EXHIBIT 10.2 TO THE FORM 8-K

                                    EXHIBIT C

                          CONNECTIVE THERAPEUTICS, INC.

                             COMPLIANCE CERTIFICATE


      The undersigned, Thomas G. Wiggans, hereby certifies as follows:

      1. The undersigned is the duly elected President and Chief Executive Officer of Connective Therapeutics, Inc., a Delaware corporation (the "Company").

      2. The representations and warranties of the Company set forth in Section 2 of the Common Stock Purchase Agreement (the "Agreement") dated December 4, 1996 are true and correct in all material respects as though made on and as of the date hereof.

      3. The Company has performed and complied with all covenants, agreements, obligations and conditions contained in the Agreement to be performed by the Company on or prior to the Closing Date.

      The undersigned has executed this Certificate this 4th day of December, 1996.




                                          ___________________________________
                                          Thomas G. Wiggans, President and Chief
                                             Executive Officer

                                    EXHIBIT D
                           OPINION OF COMPANY COUNSEL

                                December 4, 1996



To the Purchasers of Common
Stock of Connective Therapeutics, Inc.
Listed on Exhibit A to the Common Stock
Purchase Agreement

Ladies and Gentlemen:

      We have acted as counsel for Connective Therapeutics, Inc., a Delaware corporation (the "Company"), in connection with the sale by the Company to you of shares of the Company's Common Stock (the "Stock") pursuant to the Common Stock Purchase Agreement (the "Purchase Agreement") dated December 4, 1996 among the Company and the persons listed on Exhibit A attached thereto (the "Purchasers"), and the negotiation, execution and delivery by the Company of the Registration Rights Agreement dated December 4, 1996 (the "Registration Rights Agreement"). This opinion is given to you in compliance with Section 4.8 of the Purchase Agreement. The Purchase Agreement and the Registration Rights Agreement are referred to herein collectively as the "Agreements." Unless defined herein, capitalized terms have the meaning given them in the Agreements.

      In rendering this opinion, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of documents, corporate records and other writings which we consider relevant for the purposes of this opinion. In such examination, we have assumed the genuineness of all signatures on original documents, the conformity to original documents of all copies submitted to us and the due execution and delivery of all documents where due execution and delivery are a prerequisite to the effectiveness thereof. In making our examination of documents executed by entities other than the Company, we have assumed that each other entity had the power to enter into and perform all its obligations thereunder and we also have assumed the due authorization by each such other entity of all requisite actions and the due execution and delivery of such documents by each such other entity.

      Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on our knowledge or belief, it is intended to signify that in the course of our representation of the Company in connection with the transactions referred to in the first paragraph hereof, no information has come to the attention of Joshua L. Green,

December 4, 1996
Page 2


Stanley F. Pierson or Charles L. Moore (the only lawyers at Venture Law Group working on this transaction) that would give them actual knowledge of the existence or absence of such facts. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company.

      In rendering the opinion set forth in paragraph (a) below as to the existence and good standing of the Company in Delaware, we have relied exclusively on a certificate of a recent date of public officials of the State of Delaware.

      In rendering the opinion expressed in paragraph (g) below, we have assumed and express no opinion with respect to the following: (i) that the representations and warranties of the Purchasers set forth in the Agreements are true and complete; and (ii) the accuracy and completeness of the information provided by the Company to the Purchasers in connection with such offer and sale. We have also assumed the accuracy of, and have relied upon, the Company's representations to us that the Company has made no offer to sell the Shares by means of any "general solicitation," as defined in Regulation D under the Securities Act or the "publication of any advertisement" (as defined under the California Corporate Securities Act of 1968, as amended, and the regulations thereunder).

      The opinions hereinafter expressed are subject to the following further qualifications:

            (i) Our opinions are qualified by the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination;

            (ii) Our opinions are qualified by the limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Agreements; and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where their breach is not material;

            (iii) A requirement that provisions of the Agreements may only be waived in writing will not be enforced to the extent an oral agreement has been executed modifying provisions of the Agreements;

December 4, 1996
Page 3


            (iv) Our opinion is based upon current statutes, rules, regulations, cases and official interpretive opinions, and it covers certain items that are not directly or definitively addressed by such authorities;

            (v) We express no opinion as to the effect of judicial decisions which may permit the introduction of extrinsic evidence to modify the terms or the interpretation of the Agreements;

            (vi) We express no opinion as to the enforceability of provisions of the Agreements which purport to establish evidentiary standards or to make determinations conclusive;

            (vii) We express no opinion as to the enforceability of provisions of the Agreements expressly or by implication waiving broadly or vaguely stated rights, or waiving rights granted by law where such waivers are against public policy;

            (viii) We express no opinion as to the enforceability of provisions of the Agreements providing that rights or remedies are not exclusive, that every right or remedy is cumulative, or that the election of a particular remedy or remedies does not preclude recourse to one or more other remedies.

            (ix) We express no opinion as to compliance with applicable antifraud statutes, rules or regulations of applicable state and federal laws concerning the issuance or sale of securities; and

            (x) Provisions in the Registration Rights Agreement purporting to provide for indemnification and contribution under certain circumstances may be unenforceable.

      Based upon and subject to the foregoing, and except as set forth in the Schedule of Exceptions, we are of the opinion that:

      (a) The Company is a corporation duly organized and existing under the laws of the State of Delaware, and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

      (b) The Company has the requisite corporate power to execute and deliver the Agreements, to sell and issue the Shares thereunder and to carry out and perform its obligations under the terms of the Agreements.

December 4, 1996
Page 4


      (c) All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of all of the Company's obligations under the Agreements has been taken. The Agreements constitute valid and binding obligations of the Company enforceable in accordance with their terms. The Shares have been validly issued, and are fully paid and nonassessable.

      (d) The execution, delivery and performance of and compliance with the Agreements, and the issuance of the Shares, have not resulted and will not result in any material violation of, or conflict with, or constitute a material default under, (i) the Company's Certificate of Incorporation or Bylaws or (ii) any statute, rule or regulation or any judgment or order known to us of Federal or California law to which the Company is a party, or by which the Company is bound.

      (e) To our knowledge, there are no actions, suits, proceedings or investigations pending against the Company, or its properties before any court or governmental agency that, either in any case or in the aggregate, might result in any materially adverse change in the business or financial condition of the Company or in any material liability on the part of the Company, and none that questions the validity of the Agreements or any action taken or to be taken in connection therewith.

      (f) No consent, approval or authorization of or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreements, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated by the Agreements, except the filings that may be required under state securities law.

      (g) The offer, sale and issuance of the Shares to be issued in conformity with the terms of the Purchase Agreement, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

      We express no opinion as to matters governed by any laws other than the laws of the State of California the General Corporation Law of the State of Delaware and the federal law of the United States of America. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the Agreements or the transactions contemplated thereby.

December 4, 1996
Page 5


      This opinion is furnished to you pursuant to Section 4.8 of the Purchase Agreement and is solely for your benefit and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent. We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may hereafter be brought to our attention that may alter, affect or modify the opinion expressed herein.



                                    Sincerely,

                                    VENTURE LAW GROUP,
                                    A Professional Corporation





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